UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 9, 2013

(Date of Report - date of earliest event reported)

EQUAL ENERGY LTD.

(Exact Name of Registrant as Specified in Its Charter)

Oklahoma City, Ok	001-34759	98-0533758
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4801 Gaillardia Pkwy, Ste 325	73142
(Address of Principal Executive Offices)	(Zip Code)

(405) 242-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 9, 2013 Equal Energy Ltd (the “Company”), issued the news release attached hereto as Exhibit 99.1 reporting financial results of the Company for the quarter ended March 31, 2013.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	News release of Equal Energy Ltd, dated May 9, 2013: Equal Energy Reports First Quarter 2013 Results and Declares Second Quarter Dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2013

EQUAL ENERGY LTD.

By:	/s/ Dell Chapman
Name: Dell Chapman
Title: SVP Finance & Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	News release of Equal Energy Ltd, dated May 9, 2013: Equal Energy Reports First Quarter 2013 Results and Declares Second Quarter Dividend